UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SM&A
(Name of Registrant as Specified In Its Charter)

Steven S. Myers Albert S. Nagy Kenneth W. Colbaugh Redge E. Bendheim
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 5, 2008 Steven S. Myers issued the following press release:

SM&A SHAREHOLDERS URGED TO VOTE FOR SLATE OF DIRECTOR NOMINEES PROPOSED BY STEVEN S. MYERS, FOUNDER, RETIRED CHAIRMAN & CEO, AND LARGEST SHAREHOLDER OF SM&A

NEWPORT BEACH, Calif.—(May 5, 2008)—Steven S. Myers, the largest shareholder of SM&A (NASDAQ: WINS) as well as the Company’s founder and retired chairman and chief executive officer, today issued the following statement regarding the nomination of himself and three independent nominees to the SM&A board of directors to be voted on at SM&A’s Annual Meeting of Shareholders scheduled for May 23, 2008:

“Our slate of director nominees - Ken Colbaugh, Al Nagy, Redge Bendheim and myself - is grateful for the outpouring of support that we have been receiving from both major institutional shareholders and individual shareholders.  Our slate, which owns in the aggregate over 16% of SM&A common shares compared to less than 2% held in total by the present SM&A board, is committed to maximizing shareholder value.  We are united with all shareholders in our goal of returning SM&A to its former top-ranked position in the competition management and program management support services business.”

“The current SM&A board is becoming increasingly confused, and confusing in its communications, as this proxy contest moves towards its conclusion.  The personal tone of their rhetoric is an attempt to distract attention from the core issue of this proxy contest: that the SM&A board has failed to provide effective governance, which has resulted in a substantial loss of shareholder value.”

“Our slate is dedicated to presenting fact-based arguments, and not disseminating half-truths, misleading innuendoes, and misinformation.  The following link will take you to a presentation we offer in rebuttal to the SM&A board’s presentation posted last Friday, May 2nd: http://www.sec.gov/Archives/edgar/data/1050031/000110465908029619/a08-13427_1dfan14a.htm (due to its length, this URL may need to be copied/pasted into your Internet browser’s address field; remove the extra space if one exists).  In summary, the SM&A board’s presentation: (1) provides no explanation for their role in the significant loss of shareholder value during the last year; (2) offers no substantive recovery plan for addressing the key issues that have caused the very disappointing 2008 forecast, instead providing only empty rhetoric; (3) attempts to divert shareholder attention by making ungrounded personal attacks which only serve to undermine the reputation of the company in front of its customers, employees and competitors; (4) provides slanted historical analysis replete with misleading information; and (5) offers unsubstantiated and unrealistic hopes for the future with a “just trust me” attitude, while squandering the company’s sustainable competitive advantage.”

“SM&A’s sustainable competitive advantage was created over twenty-five years of hard work and dedication by many talented people, and by the continuous evolution of our unique processes, the accumulation of our vast winning experience, and by our adherence to our core values.  Unfortunately, and most disturbingly, as a consequence of the current board’s failure to provide effective oversight, SM&A’s sustainable competitive advantage is now at serious risk.  More than twenty key, irreplaceable staff have left the company in the last nine months, because they refuse to work under a leadership that neither understands nor values their contributions.  Some have formed firms that are now competing with SM&A.  This is tragic, completely unnecessary, and must be corrected as soon as possible.”

“We are soliciting the vote of SM&A shareholders for our director nominees so that four critical issues can be resolved properly and quickly.  Upon election, our director nominees will work to promptly: (1) improve financial oversight to ensure reasonably accurate guidance, better control of SG&A spending and improved backlog; (2) remedy the negative impact of the PPI acquisition’s accounting process; (3) improve fiscal strategy to more effectively deploy available cash through stock buyback and several small strategic acquisitions; and (4) most importantly, reverse the alarming attrition of critical talent that has left SM&A since last August.”

“Your vote is important. We urge you to vote FOR our director nominees by voting the GOLD proxy card.”

“We thank you for your support.”

In addition to the presentation referenced above, on April 23rd, Mr. Myers filed with the Securities and Exchange Commission an investor presentation setting forth in detail his reasons for seeking the election of four director nominees, including himself, to the Company’s Board of Directors at the Company’s next Annual Meeting, currently set to take place on May 23rd. This presentation can be accessed at www.sec.gov or directly through the following link: http://www.sec.gov/Archives/edgar/data/1050031/000110465908026102/a08-8941_1dfan14a.htm (due to its length, this URL may need to be copied/pasted into your Internet browser’s address field; remove the extra space if one exists).

Every Vote Counts — Vote the GOLD PROXY CARD TODAY!

Proxy Material from Steven S. Myers has already been distributed to all shareholders including a GOLD PROXY CARD.  Mr. Myers urges all shareholders to vote only the GOLD PROXY CARD.  If you have any questions, or need assistance with voting, please contact:

Georgeson Inc.

Toll Free (800) 561-3837

SM&A, based in Newport Beach, Calif., provides competition management and program support services to major industrial customers in the Aerospace & Defense, Information Technology, Telecommunications, and other industries.

Media Contact:	Robert Siegfried
Kekst and Company
212-521-4800

THIS PRESS RELEASE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY.  IT DOES NOT PERTAIN TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEEDS OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESS RELEASE, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION.  THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF STEVEN S. MYERS, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO SM&A (THE “ISSUER”).

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES.  YOU SHOULD BE AWARE THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS.  MR. MYERS ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

MR. MYERS RESERVES THE RIGHT TO CHANGE ANY OF HIS OPINIONS EXPRESSED HEREIN AT ANY TIME AS HE DEEMS APPROPRIATE.  MR. MYERS DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

MR. MYERS HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENT OR INFORMATION INDICATED IN THIS PRESS RELEASE OR THE PRESENTATION REFERRED TO HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES.  ANY SUCH STATEMENT OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.  NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, IS ACCURATE.

EACH OF MR. MYERS, KENNETH W. COLBAUGH, ALBERT S. NAGY AND REDGE E. BENDHEIM (COLLECTIVELY, THE “PARTICIPANTS”) IS DEEMED A PARTICIPANT IN THE SOLICITATION OF PROXIES DESCRIBED IN THIS PRESS RELEASE.  INFORMATION REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITY OWNERSHIP OR OTHERWISE, IS AVAILABLE IN THE DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED

BY MR. MYERS WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2008.

ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY MR. MYERS FOR USE AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS OF THE ISSUER BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION.  THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY HAVE BEEN MAILED TO STOCKHOLDERS OF THE ISSUER.  STOCKHOLDERS OF THE ISSUER MAY OBTAIN COPIES OF THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.  IN ADDITION, MR. MYERS WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

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